SCHEDULE 14C INFORMATION

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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IC PUNCH MEDIA, INC.
(Name of Registrant As Specified in Charter)

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IC PUNCH MEDIA, INC.
1746 N. Orange Drive, Suite 902
Hollywood, California 90028

Dear Shareholders:

We are writing to advise you that the Board of Directors of IC Punch Media, Inc. (the "Company") has received approval pursuant the written consent to action by shareholder without a meeting to amend (the "Amendment") its Certificate of Incorporation to effectuate a name change for the Company to "IC Places, Inc."

This action was approved on December 11, 2013 by our Board of Directors. In addition, our management, who holds a majority voting interest through our issued and outstanding common stock and preferred stock, approved this action by written consent in lieu of a special meeting of our shareholders on December 11, 2013 in accordance with the relevant sections of the Delaware General Corporation Law.  The Company's Board of Directors is a fixed December 11, 2013 as the record date (the "Record Date"), for determining the holders of its voting capital stock entitled to notice of these actions and receipt of this Information Statement.

THIS INFORMATION STATEMENT IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it becomes effective in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This information statement is first mailed to you on or about March 3, 2014.  The actions described here in shall be taken on or about March 26, 2014, twenty (20) days after the mailing of this Information Statement. You are urged to read the Information Statement in its entirety for a full description of the actions approved by the holders of a majority of the Company's outstanding voting capital stock.

Please feel free to call us at 407-442-0309 should you have any questions on the enclosed information statement. We thank you for your continued interest in IC Punch Media, Inc.

For the Board of Directors of
IC PUNCH MEDIA, INC.

By: /s/ Steven M. Samblis
Steven M. Samblis,
Chairman of the Board

Dated:  February 21, 2014

INFORMATION STATEMENT PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER
NOTICE OF ACTION BY WRITTEN CONSENT BY
MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To The Stockholders of IC Punch Media, Inc.:

This Information Statement is being furnished to the shareholders of IC Punch Media, Inc. to provide you with information and a description of an action taken by our Board of Directors and by the written consent of the holder of a majority in interest of our issued and outstanding common stock and preferred stock. On December 11, 2014, our Board of Directors unanimously approved the following action, subject to authorization by consent of a majority in interest of our shareholders and fulfillment of our statutory obligations:

TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO IC PLACES, INC.

The full text of the Amendment is attached to this Information Statement as Exhibit A.  This Information Statement is being mailed on or about March 6, 2014.  The above action will be effective on or about March 26, 2014, twenty (20) days after mailing of this Information Statement.

On December 11, 2013 in accordance with the relevant sections of the Delaware General Corporation Law, Mr. Steven M. Samblis, Chairman of the Board and a shareholder in our Company, who owns approximately 34.57% of our common stock and 100% of our Series A Convertible Preferred stock, approved the Amendment by written consent in lieu of a special meeting of our shareholders.

Our ability to take these actions without holding a shareholders' meeting is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority in interest of our common stock and preferred stock.

This Information Statement is first being mailed on or about March 6, 2014 to shareholders of record. This Information Statement is being delivered only to inform you of the corporate actions described herein in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 4,000,000,000 shares of common stock, of which 2,814,628,092 shares were issued and outstanding and 500,000,000 shares of preferred stock, of which 240,000,000 shares were issued and outstanding. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.

Each share of common stock entitles its holder to one vote on each matter submitted to the shareholders. Each share of our Series A Convertible Preferred Stock entitles its holder to 10 votes on each matter submitted to the shareholders. Because shareholder Steven M. Samblis, holding at least a majority of the voting rights of all outstanding shares of capital stock as of February 21, 2014, has voted in favor of the foregoing proposal by written consent, and having sufficient voting power to approve such proposal through his ownership of capital stock, no other shareholder consents will be solicited in connection with this Information Statement.

The following shareholder (holding the indicated number of shares) voted in favor of the proposal outlined in this Information Statement:

Shareholder	Class of Stock	Number of Shares	Number of Voting Shares(1)
Steven M. Samblis	Common Stock	1,092,641,434	1,092,641,434
Steven M. Samblis	Series A Convertible Preferred Stock	240,000,000	2,400,000,000

(1)
Holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of our common stock on all matters submitted to shareholders at the rate of 10 votes for each share held. Holders of Series A Convertible Preferred Stock are also entitled, at their option, to convert their shares into shares of our common stock on a 10 for 1 basis.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to shareholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on March 26, 2014.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.  This Information Statement will serve as written notice to the stockholders of the Company pursuant to Section 28 of the Delaware General Corporation Law.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of the Record Date certain information to us with respect to the beneficial ownership of the Company's voting securities by (i) each person who is known by us to own of record or beneficially more than 5% of the outstanding common stock, (ii) each of the Company's directors and executive officers, and (iii) all of the Company's and its executive officers as a group. Unless otherwise indicated each of the stockholders can be reached at the Company's principal executive offices located at 1746 N. Orange Drive, Suite 902, Hollywood, California 90028.

Title of Class	Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership	Percentage of Class
Current Executive Officers and Directors:
Common	Steven M. Samblis 1746 N. Orange Drive, Suite 902, Hollywood, California 90028.	1,092,641,434 shares	34.57%
	Joshua Mandel 1746 N. Orange Drive, Suite 902, Hollywood, California 90028.	-0- shares	-0-
Common Stock Total of All Current Directors and Officers		1,092,641,434 shares	34.57%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security or the soul or shared investment power with respect to a security (i.e., the power to dispose of, to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

Title of Class	Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership	Percentage of Class
Current Executive Officers and Directors:
Series A Convertible Preferred Stock(2)	Steven M. Samblis 1746 N. Orange Drive, Suite 902, Hollywood, California 90028.	240,000,000 shares	100%
	Joshua Mandel 1746 N. Orange Drive, Suite 902, Hollywood, California 90028.	-0- shares	-0-
Series A Convertible Preferred Stock Total of All Current Directors and Officers		240,000,000 shares	100%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security or the soul or shared investment power with respect to a security (i.e., the power to dispose of, to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)
Holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of our common stock on all matters submitted to shareholders at the rate of 10 votes for each share held. Holders of Series A Convertible Preferred Stock are also entitled, at their option, to convert their shares into shares of our common stock on a 10 for 1 basis.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY TO IC PLACES, INC.

The Board of Directors and majority stockholder of the Company have approved an amendment to the Company's certificate of incorporation to effectuate a change of the name of the Company.  Pursuant to the Amendment, the name of the Company will be IC Places, Inc.

The Amendment will be effectuated by filing of the Amendment with the Secretary of State of the State of Delaware. We anticipate that the Amendment will be effective as soon as is reasonably practical on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

VOTE REQUIRED

The vote of the holders of a majority of the outstanding shares of Company's capital stock is required for the approval of the change of the name of the Company. The change of the name of the Company to IC Places, Inc. was approved by a shareholder owning 34.57% (1,092,641,434 shares) of the issued and outstanding shares of Company common stock and 100% (240,000,000 shares with 2,400,000,000 votes) of the issued and outstanding shares of Company Series A Convertible Preferred Stock.

APPRAISAL RIGHTS

No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation as a result of the Amendment.  This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the amendment to our Certificate of Incorporation, even if a shareholder has not been given an opportunity to vote.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSTION TO MATTERS TO BE ACTED UPON

No persons have any substantial interest in the change of the name of our Company.

Forward-Looking Statements and Information

This Information Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although management believes that the assumptions made and expectations reflected in the forward-looking statements are reasonable, there is no assurance that the underlying assumptions will, in fact, prove to be correct or that actual results will not be different from expectations expressed in this Information Statement. We desire to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

This filing contains a number of forward-looking statements which reflect management's current views and expectations with respect to our business, strategies, products, future results and events, and financial performance. All statements made in this filing other than statements of historical fact, are forward looking statements. In particular, the words "believe," "expect," "intend," "anticipate," "estimate," "may," variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements, and their absence does not mean that the statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties.  Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by these forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on these forward-looking statements, which are based on management's current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below), and apply only as of the date of this filing. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, the risks to be discussed in our Annual Report on Form 10-K and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2012, including the financial statements and financial statement schedule information included therein, as filed with the SEC.  Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. The SEC maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

EXHIBIT INDEX

Exhibit A, Form of Certificate of Amendment to the Certificate of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Amendment to the Certificate of Incorporation to the shareholder holding a majority of the voting power of the Company's capital stock.

By Order of the Board of Directors,

IC PUNCH MEDIA, INC.

By: /s/ Steven M. Samblis
Steven M. Samblis, Chairman

EXHIBIT A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

The Corporation, IC Punch Media, Inc. (the "Corporation"), organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. That pursuant to a Written Consent To Action Without A Meeting of the Board of Directors of the Corporation, resolutions were duly adopted regarding a proposed amendment to the Certificate of Incorporation of the Corporation, declaring the proposed amendment to be advisable to present the proposed amendments to the stockholders of the Corporation for consideration thereof. The amendment to the Certificate of Incorporation is as follows:

FIRST:  The name of this Corporation shall be IC Places, Inc.

[End of Amendment]

2.            That thereafter, pursuant to a resolution of the Corporation's Board of Directors, the proposed amendment to the Certificate of Corporation was presented to stockholders of the Corporation holding a sufficient number of shares of common stock to approve the proposed amendment and Written Consents To Action Without A Meeting were delivered to the Corporation by stockholders of the Corporation reflecting that the necessary number of shares as required by statute were voted in favor of the amendment.

3.            That the amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 11th day of December, 2013.

IC PUNCH MEDIA, INC.

By: /s/: Steve Samblis
Steve Samblis, Chief Executive Officer
Authorized Officer